Exhibit 99.1

CERTIFICATION

The undersigned certify pursuant to 18 U.S.C. § 1350, that:

(1)                                  The accompanying Quarterly Report on Form 10-QSB for the period ended September 30, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                                  The information contained in the accompanying Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 13, 2002	/s/ Richard E. Jahnke
President and Chief Executive Officer

Date: November 13, 2002	/s/ Dale H. Johnson
Chief Financial Officer